UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2021

DIGITAL LOCATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54817	20-5451302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3700 State Street, Suite 350 Santa Barbara, CA	93105
(Address of Principal Executive Offices)	(Zip Code)

(805) 456-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On January 7, 2021, Digital Locations, Inc. (the “Company”), SmallCellSite.com LLC, a Virginia limited liability company (“SCS” or “Seller”), and SmallCellSite, Inc., a newly formed Nevada corporation and wholly owned subsidiary of the Company (the “Subsidiary”) entered into an asset purchase agreement (“APA”) to acquire substantially all of the assets of the Seller’s wireless communications marketing and database services business in consideration for a total purchase price of $10,000 in cash and a 5-year convertible promissory note in the amount of $1,000,000 made in favor of the Seller or its assignees (the “Note”).

The Seller is a source of more than 80,000 cell sites offered by property owners for use by wireless network operators. Current customers include Verizon and T-Mobile Sprint.

Pursuant to the APA, the Seller instructed the Company to assign the Note to the Seller’s members as follows: $500,000 principal amount of the Note to Shervin Gerami, a holder of 50% of the membership interest of SCS, and $500,000 principal amount of the Note to Baryalai Azmi, a holder of 50% of the membership interest of SCS (the “Assigned Notes”).

At any time after December 31, 2021, each month, each holder of the Assigned Notes may convert the principal amount of the Assigned Note into a number of shares of the Company’s common stock not exceeding five percent (5%) of the total trade volume of the Company’s common stock publicly reported for the previous calendar month at a conversion price of $0.013 per share. The Note also imposes an overall limitation on the amount of conversions to common stock that the Noteholder may effect such that it prohibits the Noteholder from beneficially  owning more than 4.99% of the total issued and outstanding common stock of the Company at any time that the Note is outstanding

The asset purchase and sale of assets closed on January 7, 2021 (the “Closing Date”).  Pursuant to the APA if the audit of SCS cannot be completed within 71 days after the Closing Date, then the Company will have the right exercisable in its sole discretion to rescind the APA.

A copy of APA is attached to this Report as Exhibit 10.1 and copies of the Notes are attached to this Report as Exhibits 10.2 and 10.3.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

10.1	Asset Purchase Agreement, dated January 7, 2021.

10.2	Convertible Promissory Note with Baryalai Azmi, dated January 7, 2021.

10.3	Convertible Promissory Note with Shervin Gerami, dated January 7, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL LOCATIONS, INC.

Date: January 12, 2021	By:	/s/ William E. Beifuss, Jr.
	Name:	William E. Beifuss, Jr.
	Title:	President and Chief Executive Officer

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